                                                                   Exhibit 10.26

================================================================================

                             AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT


                                     among


                             SYNAPSE GROUP, INC.,

                      GENERAL ATLANTIC PARTNERS 46, L.P.,

                      GENERAL ATLANTIC PARTNERS 49, L.P.,

                      GENERAL ATLANTIC PARTNERS 60, L.P.,

                       GAP COINVESTMENT PARTNERS, L.P.,

                      GAP COINVESTMENT PARTNERS II, L.P.

                                      and

                         THE STOCKHOLDERS NAMED HEREIN

                             ----------------------

                             Dated January 12, 2000

                             ----------------------


================================================================================

                               TABLE OF CONTENTS

                                                                         Page(s)
                                                                         -------

1.   Definitions............................................................   2

2.   General; Securities Subject to this Agreement..........................   6
     (a)  Grant of Rights...................................................   6
     (b)  Registrable Securities............................................   6
     (c)  Holders of Registrable Securities.................................   6

3.   Demand Registration....................................................   7
     (a)  Request for Demand Registration...................................   7
     (b)  Incidental or "Piggy-Back" Rights with Respect
            to a Demand Registration........................................   7
     (c)  Effective Demand Registration.....................................   8
     (d)  Expenses..........................................................   8
     (e)  Underwriting Procedures...........................................   8
     (f)  Selection of Underwriters.........................................   9

4.   Incidental or "Piggy-Back" Registration................................   9
     (a)  Request for Incidental Registration...............................   9
     (b)  Expenses..........................................................  10

5.   Form S-3 Registration..................................................  10
     (a)  Request for a Form S-3 Registration...............................  10
     (b)  Form S-3 Underwriting Procedures..................................  11
     (c)  Limitations on Form S-3 Registrations.............................  12
     (d)  Expenses..........................................................  12
     (e)  No Demand Registration............................................  12

6.   Holdback Agreements....................................................  12
     (a)  Restrictions on Public Sale by Designated Holders.................  12
     (b)  Restrictions on Public Sale by the Company........................  13

7.   Registration Procedures................................................  13
     (a)  Obligations of the Company........................................  13
     (b)  Seller Information................................................  16
     (c)  Notice to Discontinue.............................................  16
     (d)  Registration Expenses.............................................  17

8.   Indemnification; Contribution..........................................  17

     (a)  Indemnification by the Company....................................  17
     (b)  Indemnification by Designated Holders.............................  18
     (c)  Conduct of Indemnification Proceedings............................  18
     (d)  Contribution......................................................  19

9.   Rule 144...............................................................  20

10.  Miscellaneous..........................................................  20
     (a)  Recapitalizations, Exchanges, etc.................................  20
     (b)  No Inconsistent Agreements........................................  21
     (c)  Remedies..........................................................  21
     (d)  Amendments and Waivers............................................  21
     (e)  Notices...........................................................  21
     (f)  Successors and Assigns; Third Party Beneficiaries.................  22
     (g)  Counterparts......................................................  23
     (h)  Headings..........................................................  23
     (i)  Governing Law.....................................................  23
     (j)  Severability......................................................  23
     (k)  Entire Agreement..................................................  23
     (l)  Further Assurances................................................  24

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated January 12, 2000 (this "Agreement"), among Synapse Group, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 46, L.P., a Delaware limited partnership ("GAP LP"), General Atlantic Partners 49, L.P., a Delaware limited partnership ("GAP 49"), General Atlantic Partners 60, L.P., a Delaware limited partnership ("GAP 60"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment II"), Michael Loeb ("Loeb"), Jay S. Walker ("Walker"), The Jay S. Walker Irrevocable Credit Trust (the "Walker Trust"), and the other persons listed on Schedule 1 hereto (the "Other Investors").

          WHEREAS, this Agreement is made in connection with the Stock and Warrant Purchase Agreement, dated the date hereof (the "Purchase Agreement"), among the Company, GAP 60, GAP Coinvestment II and the other parties thereto, pursuant to which the Company has agreed to issue and sell to GAP 60, GAP Coinvestment II and such other parties shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the "Series B Preferred Stock"), and warrants (the "Warrants") to purchase shares of voting common stock, no par value per share, of the Company (the "Voting Common Stock"); and

          WHEREAS, in order to induce each of GAP 60, GAP Coinvestment II and the other parties to the Purchase Agreement to purchase its shares of Series B Preferred Stock and its Warrants, the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement and the parties hereto have agreed to amend and restate in its entirety the Registration Rights Agreement, dated as of March 9, 1998, among the Company, GAP LP, GAP 49, GAP Coinvestment, Loeb, Walker and Walker Trust, as amended by Amendment No. 1 thereto, dated as of September 9, 1998 (as amended, the "Original Agreement"); and

          WHEREAS, concurrently herewith, the Company, GAP LP, GAP 46, GAP 49, GAP 60, GAP Coinvestment, GAP Coinvestment II, the Other Investors and the Major Stockholders (as hereinafter defined) are entering into the Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), pursuant to which the parties thereto have agreed to, among other things, certain first offer, tag-along and preemptive rights.

          NOW, THEREFORE, in consideration of the foregoing and other mutual covenants and agreements set forth herein, the parties hereto hereby amend and restate the Original Agreement and agree as follows:

     1.   Definitions.  As used in this Agreement the following terms have
          -----------
the meanings indicated:

          "Additional Stockholders" means the Other Investors and any Permitted
           -----------------------
Transferee (as defined in the Stockholders Agreement) of any of them to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

          "Affiliate" shall mean any Person who is an "affiliate" as defined in
           ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act. GAP LP, GAP 49, GAP 60, GAP Coinvestment and GAP Coinvestment II shall be deemed to be Affiliates of one another.

          "Approved Underwriter" has the meaning set forth in Section 3(f)
          --------------------
of this Agreement.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "Common Stock" means the Voting Common Stock and Non-Voting
           ------------
Common Stock.

          "Company" has the meaning set forth in the recitals to this
           -------
Agreement.

          "Company Underwriter" has the meaning set forth in Section 4(a) of
           -------------------
this Agreement.

          "Demand Registration" has the meaning set forth in Section 3(a)
           -------------------
of this Agreement.

          "Designated Holder" means each of the Major Stockholders, the General
           -----------------
Atlantic Stockholders and the Additional Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Stockholders Agreement and Section 10(f) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

               "GAP Coinvestment" has the meaning set forth in the recitals to
                ----------------
this Agreement.

               "GAP Coinvestment II" has the meaning set forth in the recitals
                -------------------
to this Agreement.

               "GAP LLC" means General Atlantic Partners, LLC, a Delaware
                -------
limited liability company and the general partner of GAP LP, GAP 49 and GAP 60, and any successor to such entity.

               "GAP LP" has the meaning set forth in the recitals to this
                ------
Agreement.

               "GAP 49" has the meaning set forth in the recitals to this
                ------
Agreement.

               "GAP 60" has the meaning set forth in the recitals to this
                ------
Agreement.

               "General Atlantic Stockholders" means GAP LP, GAP 49, GAP 60, GAP
                -----------------------------
Coinvestment and GAP Coinvestment II, and any Permitted Transferee (as defined in the Stockholders Agreement) of any of them to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

               "Holders' Counsel" has the meaning set forth in Section 7(a)(i)
                ----------------
of this Agreement.

               "Incidental Registration" has the meaning set forth in Section
                -----------------------
4(a) of this Agreement.

               "Indemnified Party" has the meaning set forth in Section 8(c) of
                -----------------
this Agreement.

               "Indemnifying Party" has the meaning set forth in Section 8(c) of
                ------------------
this Agreement.

               "Initial Public Offering" means an underwritten initial public
                -----------------------
offering pursuant to an effective Registration Statement filed under the Securities Act.

               "Initiating Holders" has the meaning set forth in Section 3(a) of
                ------------------
this Agreement.

               "Inspector" has the meaning set forth in Section 7(a)(vii) of
                ---------
this Agreement.

               "IPO Effectiveness Date" means the date upon which the Company
                ----------------------
commences its Initial Public Offering.

               "Loeb" has the meaning set forth in the recitals to this
                ----
Agreement.

               "Major Stockholders" means Walker, the Walker Trust, Loeb and any
                ------------------
Permitted Transferee (as defined in the Stockholders Agreement) of any of them to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

               "NASD" has the meaning set forth in Section 7(a)(xiii) of this
                ----
Agreement.

               "Non-Voting Common Stock" means the non-voting common stock of
                -----------------------
the Company, no par value per share.

               "Original Agreement" has the meaning set forth in the recitals to
                ------------------
this Agreement.

               "Other Investors" has the meaning set forth in the recitals to
                ---------------
this Agreement.

               "Person" means any individual, firm, corporation, partnership,
                ------
limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               "Preferred Stock" means the Series A Preferred Stock and the
                ---------------
Series B Preferred Stock.

               "Purchasers" has the meaning set forth in the recitals to this
                ----------
Agreement.

               "Purchase Agreement" has the meaning set forth in the recitals to
                ------------------
this Agreement.

               "Records" has the meaning set forth in Section 7(a)(vii) of this
                -------
Agreement.

               "Registrable Securities" means each of the following: (a) any and
                ----------------------
all shares of Common Stock owned by the Designated Holders as of the date hereof or issued or issuable upon conversion of shares of Preferred Stock or exercise of the Warrants owned by the Designated Holders, (b) any other shares of Common Stock acquired or owned by any of the Designated Holders prior to the IPO Effectiveness Date, or acquired or owned by any of the Designated Holders after the IPO Effectiveness Date if such Designated Holder is an Affiliate of the Company and (c) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

               "Registration Expenses" has the meaning set forth in Section 7(d)
                ---------------------
of this Agreement.

               "Registration Statement" means a Registration Statement filed
                ----------------------
pursuant to the Securities Act.

               "Series A Preferred Stock" means the Series A Convertible
                ------------------------
Preferred Stock, par value $0.001 per share, of the Company.

               "Series B Preferred Stock" has the meaning set forth in the
                ------------------------
recitals to this Agreement.

               "S-3 Initiating Holders" has the meaning set forth in Section
                ----------------------
5(a) of this Agreement.

               "S-3 Registration" has the meaning set forth in Section 5(a) of
                ----------------
this Agreement.

               "SEC" means the Securities and Exchange Commission or any similar
                ---
agency then having jurisdiction to enforce the Securities Act.

               "Securities Act" means the Securities Act of 1933, as amended,
                --------------
and the rules and regulations promulgated thereunder.

               "Stockholders Agreement" has the meaning set forth in the
                ----------------------
recitals to this Agreement.

               "Voting Common Stock" has the meaning set forth in the recitals
                -------------------
to this Agreement.

               "Walker" has the meaning set forth in the recitals to this
                ------
Agreement.

               "Walker Trust" has the meaning set forth in the recitals to this
                ------------
Agreement.

               "Warrants" has the meaning set forth in the recitals to this
                --------
Agreement.

           2.  General; Securities Subject to this Agreement.
               ---------------------------------------------

               (a) Grant of Rights. The Company hereby grants registration
                   ---------------
rights to the Major Stockholders, the General Atlantic Stockholders and the Additional Stockholders upon the terms and conditions set forth in this Agreement.

               (b) Registrable Securities.  For the purposes of this Agreement,
                   ----------------------
Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of Registrable Securities proposed to be sold in a single sale, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

               (c) Holders of Registrable Securities. A Person is deemed to be a
                   ---------------------------------
holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

          3.   Demand Registration.
               -------------------

               (a) Request for Demand Registration.  At any time after the IPO
                   -------------------------------
Effectiveness Date and prior to the time the Company is eligible to file a Registration Statement on Form S-3 or any successor thereto, one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee, (the "Initiating Holders") may make a written request to the Company to register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor thereto) (a "Demand Registration"), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect more than
--------  -------
one Demand Registration for the General Atlantic Stockholders pursuant to this
Section 3. For purposes of the preceding sentence, two or more Registration Statements filed in response to one demand shall be counted as one Registration Statement. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within ninety (90) days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of four (4) months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration within one hundred twenty (120) days after the effective date of any other Registration Statement of the Company. The request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

               (b) Incidental or "Piggy-Back" Rights with Respect to a Demand
                   ----------------------------------------------------------
Registration.  Each of the Designated Holders (other than Initiating Holders
------------
which have requested a registration under Section 3(a)) may offer its or his Registrable Securities under any Demand Registration pursuant to this Section 3. Within ten (10) days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days of the receipt by such Designated Holders of such written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3 with respect to such Demand Registration, provided that any Designated Holder may waive its rights under this Section 3
--------
prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holders. If a Designated Holder sends the Company a written request for inclusion of part or all of such Designated Holder's Registrable Securities in a registration, such Designated Holder shall not be entitled to withdraw or revoke such request without the prior written consent of the Company in its sole discretion unless, as a result of facts or circumstances arising after the date on which such request was made relating to the Company or to market conditions, such Designated Holder reasonably determines that participation in such registration would have a material adverse effect on such Designated Holder.

          (c) Effective Demand Registration.  The Company shall use best efforts
              -----------------------------
to cause any such Demand Registration to become and remain effective not later than one hundred twenty (120) days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) ninety (90) days; provided, however, that a
                                                 --------  -------
registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders.

          (d) Expenses.  In any registration initiated as a Demand Registration,
              --------
the General Atlantic Stockholders shall pay all Registration Expenses (other than broker's commissions and underwriter's discounts and commissions, except as set forth in the last sentence of Section 7(d) below) in connection therewith, provided that the General Atlantic Stockholders shall not be obligated to pay
-------- ----
such expenses in the event that such Demand Registration does not become effective as a result of the failure of any Person other than the General Atlantic Stockholders to perform their obligations with respect to such Demand Registration.

          (e) Underwriting Procedures.  If the Company or the Initiating Holders
              -----------------------
holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the Company shall use best efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, first as to the Company, second as to the
                               -----                    ------
Designated Holders (who are not Initiating Holders and who requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any, and third as to the Initiating Holders as a group, pro rata within the
         -----
group based on the number of Registrable Securities owned by each such Designated Holder or Initiating Holder, as the case may be.

               (f) Selection of Underwriters.  If any Demand Registration or S-3
                   -------------------------
Registration, as the case may be, of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, however, that the Approved Underwriter
                              --------  -------
shall, in any case, also be approved by the Initiating Holders or S-3 Initiating Holders, as the case may be, such approval not to be unreasonably withheld.

           4.  Incidental or "Piggy-Back" Registration.
               ---------------------------------------

               (a) Request for Incidental Registration.  At any time after the
                   -----------------------------------
Initial Public Offering, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any other Person (in each case, other than a Registration Statement on Form S-4 or S-8 or any successor thereto or an offering pursuant to Section 3 or Section 5 hereof), then the Company shall give written notice of such proposed registration to each of the Designated Holders at least ten (10) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "Incidental Registration"). The Company shall, and shall use best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders who have requested in writing (within ten (10) days of the notice provided for in the preceding sentence) to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. The failure of any Designated Holder to respond within such 10-day period referred to above shall be deemed to be a waiver of such Designated Holder's rights under this Section 4 with respect to such Incidental Registration, provided that any Designated Holder may waive
                                 -------- ----
its rights under this Section 4 prior to the expiration of such 10-day period by giving written notice to the Company. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the holders thereof accept the terms of the underwritten offering as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, (a) in the case of a Registration
                                     -----
Statement by the Company for its own account, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be
                                        ------
offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and third, any other securities requested to be included in
                       -----
such underwritten offering.

               (b) Expenses.  All Registration Expenses (other than broker's
                   --------
commissions and underwriter's discounts and commissions with respect to the sale of any Registrable Securities) in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective, shall be borne by the Company.

           5.  Form S-3 Registration.
               ---------------------

               (a) Request for a Form S-3 Registration. Upon the Company
                   -----------------------------------
becoming eligible, in the event that the Company shall receive from one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee (the "S-3 Initiating Holders") a written request that the Company register, under the Securities Act, on Form S-3 (or any successor form then in effect) (an "S-3 Registration"), all or a portion of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) at least ten (10) days before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within ten (10) days after their receipt from the Company of the written notice of such registration. The failure of any Designated Holder to respond within such 10-day period referred to above shall be deemed to be a waiver of such Designated Holder's rights under this Section 5 with respect to such S-3 Registration, provided that any Designated Holder may waive its rights under
              -------- ----
this Section 5 prior to the expiration of such 10-day period by giving written notice to the Company. The Company shall (i) take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered and (ii) subject to Section 5(b), use best efforts to (x) cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, but in any event not later than one hundred twenty (120) days after it receives a request therefor and (y) include in such offering the Registered Securities of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein.

          (b) Form S-3 Underwriting Procedures.  If the Company or the S-3
              --------------------------------
Initiating Holders holding a majority of the Registrable Securities held by all of the S-3 Initiating Holders to which the requested S-3 Registration relates so elect, the Company shall use best efforts to cause such S-3 Registration pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any S-3 Registration under Section 5(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, the Approved Underwriter and the S-3 Initiating Holders, and then only in such quantity as will not, in the opinion of such underwriter, jeopardize the success of such offering by the S-3 Initiating Holders. If in the written opinion of the Approved Underwriter the registration of all or part of the Registrable Securities which the S-3 Initiating Holders and the other Designated Holders have requested to be included would materially adversely affect the success of such public offering, then the Company shall be required to include in the underwritten offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such adverse effect, first, all of the Registrable Securities to be offered for the account of the S-
-----
3 Initiating Holders pro rata based on the number of Registrable Securities owned by such S-3 Initiating Holders; second, the Registrable Securities to be
                                      ------
offered for the account of the other Designated Holders who requested inclusion of their

Registrable Securities pursuant to Section 5(a), pro rata based on the number of Registrable Securities owned by such Designated Holders, and third, any other
                                                             -----
securities requested to be included in such underwritten offering.

               (c) Limitations on Form S-3 Registrations.  If at the time of any
                   -------------------------------------
request to register Registrable Securities pursuant to Section 5(a), the Company is engaged in, or has fixed plans to engage in within ninety (90) days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested S-3 Registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of four (4) months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a) (i) within one hundred twenty (120) days after the effective date of any other Registration Statement of the Company, (ii) if the Company has effected two registrations on Form S-3 pursuant to Section 5(a) or (iii) if Form S-3 is not available for such offering by the S-3 Initiating Holders.

               (d) Expenses. In connection with any registration pursuant to
                   --------
this Section 5, the General Atlantic Stockholders shall pay all Registration Expenses (other than broker's commissions and underwriter's discounts and commissions except as set forth in the last sentence of Section 7(d) below), whether or not such registration becomes effective.

               (e) No Demand Registration.  No registration requested by any
                   ----------------------
Designated Holder pursuant to this Section 5 shall be deemed a Demand Registration pursuant to Section 3.

           6.  Holdback Agreements.
               -------------------

               (a) Restrictions on Public Sale by Designated Holders. If and to
                   -------------------------------------------------
the extent requested by the Company, the Initiating Holders or the S-3 Initiating Holders, as the case may be, in the case of a non-underwritten public offering or if and to the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, each Designated Holder of Registrable Securities agrees (i) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, and
(ii) not to make any request for a Demand Registration or S-3 Registration under this Agreement, during the 90-day period, such shorter period agreed upon by such Designated Holder and the requesting party or such longer period, not to exceed 180 days, requested by the Approved Underwriter or Company Underwriter beginning on the effective date of any Registration Statement (except as part of such registration).

               (b) Restrictions on Public Sale by the Company. The Company
                   ------------------------------------------
agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 90 days, or such longer period, not to exceed 180 days, requested by the Approved Underwriter or Company Underwriter after the effective date of such Registration Statement (except as part of such registration).

           7.  Registration Procedures.
               -----------------------

               (a) Obligations of the Company. Whenever registration of
                   --------------------------
Registrable Securities has been requested pursuant to Section 3, Section 4 or
Section 5 of this Agreement, the Company shall use best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                   (i) prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use all reasonable commercial efforts to cause such Registration Statement to become effective; provided, however, that (x) before filing a
                               --------  -------
Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to review and comment on those portions of such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC that related to the Designated Holders and the distribution of the Registrable Securities, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

               (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 90 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

               (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iv)  register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold or for 90 days, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the
                                                 --------  -------
Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

               (v) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

               (vi) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3, Section 4 or
Section 5, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

               (vii) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (viii) if such sale is pursuant to an underwritten offering, use best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

               (ix) use best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

               (x) otherwise use best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (xi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;
             --------

               (xii) keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Section 3, Section 4 or
Section 5 hereunder;

               (xiii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

               (xiv) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

          (b)  Seller Information.  The Company may require each seller of
               ------------------
Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

          (c)  Notice to Discontinue.  Each Designated Holder of Registrable
               ---------------------
Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(v), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(v) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(v).

               (d) Registration Expenses. The Company shall pay all expenses
                   ---------------------
(other than as set forth in Sections 3(d), 4(b) and 5(d)) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Company and in the case of a Demand Registration, the Initiating Holders and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. The expenses described in Subsections (i) through (iii) of this
Section 7(d) are referred to herein as "Registration Expenses." The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Holders' Registrable Securities.

           8.  Indemnification; Contribution.
               -----------------------------

               (a) Indemnification by the Company. The Company agrees to
                   -------------------------------
indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 8(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

          (b) Indemnification by Designated Holders.  In connection with any
              -------------------------------------
Registration Statement in which a Designated Holder is participating pursuant to
Section 3, Section 4 or Section 5 hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Each Designated Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, trustees, partners, officers, employees, advisors and agents and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to this Section 8(b); provided, however, that the total amount to be indemnified by such Designated
--------  -------
Holder pursuant to this Section 8(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

          (c) Conduct of Indemnification Proceedings.  Any Person entitled to
              --------------------------------------
indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the
                            --------  -------
Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder; except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either
(x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------
8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be indemnified by such Designated
            --------
Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          9.   Rule 144.  The Company covenants that from and after the IPO
               --------
Effectiveness Date it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

           10. Miscellaneous.
               -------------

               (a) Recapitalizations, Exchanges, etc.  The provisions of this
                   ----------------------------------
Agreement shall apply, to the full extent set forth herein with respect to (i) the shares of Common Stock, (ii) any and all shares of Voting Stock into which the shares of Nonvoting Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

          (b) No Inconsistent Agreements.  The Company represents and warrants
              --------------------------
that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

          (c) Remedies.  The Designated Holders, in addition to being entitled
              --------
to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

          (d) Amendments and Waivers.  Except as otherwise provided herein, the
              ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) the Major Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Major Stockholders and (iii) the General Atlantic Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the General Atlantic Stockholders. Any such written consent shall be binding upon the Company and all of the Designated Holders.

          (e) Notices.  All notices, demands and other communications provided
              -------
for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

              (i)  if to the Company or the Major Stockholders:

                   Synapse Group, Inc.
                   4 High Ridge Park
                   Stamford, Connecticut  06905-1325
                   Telecopy:  (203) 595-8272
                   Attention:  Mr. Michael Loeb

                   with a copy to:

                         Hale and Dorr LLP
                         60 State Street
                         Boston, MA 02109
                         Telecopy:  (617) 526-5000
                         Attention:  John H. Chory, Esq.

                 (ii)    if to the General Atlantic Stockholders:
                         c/o General Atlantic Service Corporation
                         3 Pickwick Plaza
                         Greenwich, Connecticut  06830
                         Telecopy:  (203) 622-8818
                         Attention:  Mr. William E. Ford

                         with a copy to:

                         Paul, Weiss, Rifkind, Wharton & Garrison
                         1285 Avenue of the Americas
                         New York, New York  10019-6064
                         Telecopy:  (212) 757-3990
                         Attention:  Douglas A. Cifu, Esq.

                 (iii) if to any other Designated Holder, at its address as it appears on the record books of the Company.

        All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if properly telecopied.

           (f) Successors and Assigns; Third Party Beneficiaries. This Agreement
               -------------------------------------------------
shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and permitted assigns of each of the parties hereto as hereinafter provided. The Demand Registration rights of the General Atlantic Stockholders contained in Section 3 hereof and the other rights of each of the General Atlantic Stockholders with respect thereto shall be, with respect to any Registrable Security, (i) automatically transferred among the General Atlantic Stockholders and (ii) in all other cases, transferred only with the consent of the Company. The incidental or "piggy-back" registration rights of the Designated Holders contained in Sections 3(b) and 4 hereof, the S-3 Registration rights contained in Section 5 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred by such Designated Holder to any Person who is the transferee of such Registrable Security; provided that (x) the Company receives notice of such transfer and (y)
          --------
prior to such transfer, such assignee shall assume all of the applicable assignor's obligations hereunder. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their heirs, legatees, legal representatives, successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION

          (j) Severability.  If any one or more of the provisions contained
              ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

          (k) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Purchase Agreement and the Stockholders Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (l) Further Assurances.  Each of the parties shall execute such
              ------------------
documents and perform such further acts as may be reasonably required or necessary to carry out or to perform the provisions of this Agreement.


                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                    SYNAPSE GROUP, INC.


                    By: /s/ Michael Loeb
                        --------------------------------------------------
                         Name: Michael Loeb
                         Title: President


                    GENERAL ATLANTIC PARTNERS 46, L.P.

                    By:  GENERAL ATLANTIC PARTNERS, LLC,
                         its General Partner


                         By: /s/ Steven A. Denning
                             ---------------------------------------------
                              Name: Steven A. Denning
                              Title: A Managing Member


                    GENERAL ATLANTIC PARTNERS 49, L.P.

                    By:  GENERAL ATLANTIC PARTNERS, LLC,
                         its General Partner


                         By: /s/ Steven A. Denning
                             ---------------------------------------------
                              Name: Steven A. Denning
                              Title: A Managing Member


                    GENERAL ATLANTIC PARTNERS 60, L.P.

                    By:  GENERAL ATLANTIC PARTNERS, LLC,
                         its General Partner


                         By: /s/ Steven A. Denning
                             ---------------------------------------------
                              Name: Steven A. Denning
                              Title: A Managing Member

                    GAP COINVESTMENT PARTNERS, L.P.


                    By: /s/ Steven A. Denning
                        --------------------------------------------------
                         Name: Steven A. Denning
                         Title: A General Partner


                    GAP COINVESTMENT PARTNERS II, L.P.


                    By: /s/ Steven A. Denning
                        --------------------------------------------------
                         Name: Steven A. Denning
                           Title: A General Partner


                    CAMPANA LIMITED PARTNERSHIP

                    By:  Its General Partner:

                         BF PARTNERS LLC

                         By: /s/ Stuart Bell
                             ---------------------------------------------
                         Name: Stuart Bell
                         Title: President


                    /s/ Tas Parafestas
                    ------------------------------------------------------
                    TAS PARAFESTAS, AS TRUSTEE OF THE GORE CREEK TRUST

                    NS INVESTORS LIMITED PARTNERSHIP

                    By:  Its General Partners:

                         /s/ James L. Hanig
                         -------------------------------------------------
                         James L. Hanig

                         /s/ Patrick J. O'Rahilly
                         -------------------------------------------------
                         Patrick J. O'Rahilly

                    ALLEN & COMPANY, INCORPORATED


                    By:  /s/ Kim M. Wieland
                         -------------------------------------------------
                        Name: Kim M. Wieland
                        Title: Managing Director and CEO


                    HIWAN HOLDINGS, INC.


                    By:  /s/ Neil Cannon
                         -------------------------------------------------
                          Neil Cannon, Chairman of the Board


                    BRENTWOOD INVESTMENT FUND, LLC

                    By:  Its Managing Member:

                         By: /s/ Christopher A. Laurence
                             ---------------------------------------------
                             Name: Christopher A. Laurence
                             Title: Managing Member

                    MARSHALL R. LOEB AND ELIZABETH P. LOEB

                       /s/ Marshall R. Loeb
                       ---------------------------------------------------
                       Marshall R. Loeb

                       /s/ Elizabeth P. Loeb
                       ---------------------------------------------------
                       Elizabeth P. Loeb


                    /s/ Michael Loeb
                    ------------------------------------------------------
                    MICHAEL LOEB


                    /s/ Thomas J. Litle IV
                    ------------------------------------------------------
                    THOMAS J. LITLE IV


                    DAVID HAMBLETT AND PATRICIA HAMBLETT

                       /s/ David Hamblett
                       ---------------------------------------------------
                       David Hamblett

                       /s/ Patricia Hamblett
                       ---------------------------------------------------
                       Patricia Hamblett


                    /s/ David Clancey
                    ------------------------------------------------------
                    DAVID CLANCEY


                    ------------------------------------------------------
                    E.C. CAGE

                    /s/ Shirley Singleton
                    ------------------------------------------------------
                    SHIRLEY SINGLETON

                           /s/ Jay Walker
                           -----------------------------------------------
                           JAY WALKER


                           THE JAY S. WALKER IRREVOCABLE
                           CREDIT TRUST


                       By: /s/ Harry E. Peden III
                           -----------------------------------------------
                           Harry E. Peden III, Trustee

                       By: /s/ Eileen Walker
                           -----------------------------------------------
                           Eileen Walker, Trustee


                    /s/ Margaret Loeb, trustee
                    ------------------------------------------------------
                    MARGARET LOEB, Trustee u/ The Michael Loeb
                    Irrevocable Trust f/b/o Michael Roberts Loeb dated December 28, 1995


                    /s/ Margaret Loeb, trustee
                    ------------------------------------------------------
                    MARGARET LOEB, Trustee u/ The Michael Loeb
                    Irrevocable Trust f/b/o Katherine Elizabeth Loeb dated December 28, 1995


                    /s/ Nancy Halpern
                    ------------------------------------------------------
                    NANCY HALPERN, as Trustee of The Michael Loeb
                    Irrevocable Trust u/a dated 3/24/99 f/b/o Marc David
                    Loeb


                    /s/ Nancy Halpern
                    ------------------------------------------------------
                    NANCY HALPERN, as Trustee of The Michael Loeb
                    Irrevocable Trust u/a dated 3/24/99 f/b/o Jeremy Paul
                    Loeb

                    /s/ Nancy Halpern
                    ------------------------------------------------------
                    NANCY HALPERN, as Trustee of The Michael Loeb
                    Irrevocable Trust u/a dated 3/24/99 f/b/o Carolyn Rose
                    Loeb

                       /s/ Nancy Peretsman
                       ---------------------------------------------------
                       NANCY PERETSMAN


                       /s/ Harry E. Peden, III
                       ---------------------------------------------------
                       HARRY E. PEDEN, III


                       PROMERICA CAPITAL, LLC

                       By: Authorized Signatory of the Managing Member

                           /s/ Tas Parafestas
                           -----------------------------------------------
                           Name: Tas Parafestas

                       WFIP I, LLC


                       By: /s/ Frederick J. Warren
                           -----------------------------------------------
                           Name: Frederick J. Warren
                           Title: Managing Member, President and Secretary

                       GAGE MARKETING GROUP, LLC


                       By: /s/ Robert H. Sondag
                           -----------------------------------------------
                           Name:  Robert H. Sondag
                           Title: Chief Investment Officer

                           /s/ Joseph Hanson
                           -----------------------------------------------
                           JOSEPH HANSON

                                  SCHEDULE 1

                                Other Investors
                                ---------------

----------------------------------------
 Campana Limited Partnership
----------------------------------------
 Tas Parafestas, as Trustee of the Gore
 Creek Trust
----------------------------------------
 NS Investors Limited Partnership
----------------------------------------
 Allen & Company, Incorporated
----------------------------------------
 Hiwan Holdings, Inc.
----------------------------------------
 Brentwood Investment Fund, LLC
----------------------------------------
 Marshall R. Loeb and Elizabeth P. Loeb
----------------------------------------
 Michael Loeb
----------------------------------------
 Thomas J. Litle IV
----------------------------------------
 David Hamblett and Patricia Hamblett
----------------------------------------
 David Clancey
----------------------------------------
 Gage Marketing Group, LLC
----------------------------------------
 Shirley Singleton
----------------------------------------
 Nancy Peretsman
----------------------------------------
 Harry E. Peden, III
----------------------------------------
 Promerica Capital, LLC
----------------------------------------
 WFIP I, LLC
----------------------------------------
 Joseph Hanson
----------------------------------------